CNA Financial Corporation
Supplemental Financial Information

September 30, 2015

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheets Data and Statements of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2015	2014	Change	2015	2014	Change
Revenues:
Net earned premiums	$1,751	$1,810	(3)%	$5,173	$5,427	(5)%
Net investment income	354	480	(26)	1,412	1,556	(9)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(56)	(10)		(99)	(17)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—		—	—
Net OTTI losses recognized in earnings	(56)	(10)		(99)	(17)
Other net realized investment gains (losses)	7	47		60	86
Net realized investment gains (losses)	(49)	37		(39)	69
Other revenues	97	84		286	262
Total revenues	2,153	2,411	(11)	6,832	7,314	(7)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,200	1,354		4,008	4,241
Amortization of deferred acquisition costs	319	332		936	996
Other operating expenses	362	384		1,061	984
Interest	39	48		117	138
Total claims, benefits and expenses	1,920	2,118	9	6,122	6,359	4
Income (loss) before income tax	233	293		710	955
Income tax (expense) benefit	(55)	(84)		(161)	(265)
Income (loss) from continuing operations	178	209	(15)	549	690	(20)
Income (loss) from discontinued operations, net of tax	—	4		—	(197)
Net income (loss)	$178	$213	(16)%	$549	$493	11%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2015	2014	2015	2014
Components of Income (Loss)
Net operating income (loss)	$210	$182	$567	$644
Net realized investment gains (losses), after tax	(32)	27	(18)	46
Income (loss) from continuing operations	178	209	549	690
Income (loss) from discontinued operations, net of tax	—	4	—	(197)
Net income (loss)	$178	$213	$549	$493

Diluted Earnings (Loss) Per Share
Net operating income (loss)	$0.77	$0.68	$2.09	$2.38
Net realized investment gains (losses), after tax	(0.11)	0.09	(0.06)	0.17
Income (loss) from continuing operations	0.66	0.77	2.03	2.55
Income (loss) from discontinued operations, net of tax	—	0.02	—	(0.73)
Diluted earnings (loss) per share	$0.66	$0.79	$2.03	$1.82

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.3	269.9	270.2	269.9
Diluted	270.8	270.6	270.7	270.6

Return on Equity
Net income (loss) (1)	5.8%	6.5%	5.8%	5.1%
Net operating income (loss) (2)	6.9	6.0	6.1	7.0
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheets Data and Statements of Cash Flows Data(1)

(In millions, except per share data)	September 30, 2015	December 31, 2014
Total investments	$45,318	$46,262
Reinsurance receivables, net of allowance for uncollectible receivables	4,491	4,694
Total assets	54,812	55,566
Insurance reserves	36,093	36,380
Debt	2,561	2,559
Total liabilities	42,547	42,772
Accumulated other comprehensive income (loss) (2)	60	400
Total stockholders' equity	12,265	12,794

Book value	$45.38	$47.39
Book value excluding AOCI	$45.16	$45.91

Outstanding shares of common stock	270.3	270.0

Statutory capital and surplus - Combined Continental Casualty Companies (3)	$10,885	$11,155

Three months ended September 30	2015	2014
Net cash flows provided (used) by operating activities	$505	$460
Net cash flows provided (used) by investing activities	(341)	(353)
Net cash flows provided (used) by financing activities	(69)	(68)
Net cash flows provided (used) by operating, investing and financing activities	$95	$39

Nine months ended September 30	2015	2014
Net cash flows provided (used) by operating activities	$1,045	$1,047
Net cash flows provided (used) by investing activities	(254)	(1,087)
Net cash flows provided (used) by financing activities	(739)	95
Net cash flows provided (used) by operating, investing and financing activities	$52	$55
(1) On August 1, 2014, CNA completed the sale of the common stock of Continental Assurance Company (CAC), CNA's former life insurance subsidiary. CNA elected to include CAC cash flow data in the comparative period.
(2) As of September 30, 2015 and December 31, 2014, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,046 million and $1,288 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(3) Statutory capital and surplus as of September 30, 2015 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$2,474	$2,320	7%		$7,577	$7,224	5%
Net written premiums	1,529	1,560	(2)		4,836	4,981	(3)

Net earned premiums	1,614	1,671	(3)		4,762	5,011	(5)
Net investment income	171	298			860	1,018
Other revenues	96	86			272	246
Total operating revenues	1,881	2,055	(8)		5,894	6,275	(6)
Insurance claims and policyholders' benefits	842	1,053			2,885	3,332
Amortization of deferred acquisition costs	313	325			917	974
Other insurance related expenses	228	227			688	686
Other expenses	92	83			241	236
Total claims, benefits and expenses	1,475	1,688	13		4,731	5,228	10
Operating income (loss) before income tax	406	367			1,163	1,047
Income tax (expense) benefit on operating income (loss)	(143)	(126)			(399)	(351)
Net operating income (loss)	$263	$241	9%		$764	$696	10%

Other Performance Metrics
Underwriting gain (loss)	$231	$66	N/M	%	$272	$19	N/M	%

Loss & LAE ratio	52.1%	62.8%	10.7	pts	60.4%	66.3%	5.9	pts
Acquisition expense ratio	19.1	19.5	0.4		19.1	19.4	0.3
Underwriting expense ratio	14.4	13.6	(0.8)		14.6	13.8	(0.8)
Expense ratio	33.5	33.1	(0.4)		33.7	33.2	(0.5)
Dividend ratio	0.1	0.2	0.1		0.2	0.2	—
Combined ratio	85.7%	96.1%	10.4		94.3%	99.7%	5.4
Combined ratio excluding catastrophes and development	95.5%	96.2%	0.7	pts	95.9%	96.6%	0.7	pts

Net accident year catastrophe losses incurred	$14	$17			$103	$147
Effect on loss & LAE ratio	0.9%	1.0%	0.1	pts	2.1%	3.0%	0.9	pts

Net prior year development and other: (favorable) / unfavorable	$(175)	$(19)			$(182)	$(4)
Effect on loss & LAE ratio	(10.7)%	(1.1)%	9.6	pts	(3.7)%	0.1%	3.8	pts

Rate	1%	3%	(2)	pts	1%	3%	(2)	pts
Retention	80%	79%	1	pts	80%	78%	2	pts
New Business	$225	$224	—%		$711	$723	(2)%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$1,604	$1,442	11%		$4,619	$4,193	10%
Net written premiums	707	736	(4)		2,077	2,150	(3)

Net earned premiums	706	725	(3)		2,075	2,126	(2)
Net investment income	76	126			365	423
Other revenues	86	76			245	218
Total operating revenues	868	927	(6)		2,685	2,767	(3)
Insurance claims and policyholders' benefits	308	369			1,155	1,217
Amortization of deferred acquisition costs	150	151			440	442
Other insurance related expenses	67	65			202	197
Other expenses	73	65			209	191
Total claims, benefits and expenses	598	650	8		2,006	2,047	2
Operating income (loss) before income tax	270	277			679	720
Income tax (expense) benefit on operating income (loss)	(91)	(93)			(228)	(240)
Net operating income (loss)	$179	$184	(3)%		$451	$480	(6)%

Other Performance Metrics
Underwriting gain (loss)	$181	$140	29%		$278	$270	3%

Loss & LAE ratio	43.5%	50.7%	7.2	pts	55.5%	57.1%	1.6	pts
Acquisition expense ratio	19.6	19.7	0.1		19.7	19.8	0.1
Underwriting expense ratio	11.2	10.1	(1.1)		11.2	10.3	(0.9)
Expense ratio	30.8	29.8	(1.0)		30.9	30.1	(0.8)
Dividend ratio	0.1	0.3	0.2		0.2	0.2	—
Combined ratio	74.4%	80.8%	6.4		86.6%	87.4%	0.8
Combined ratio excluding catastrophes and development	92.5%	91.3%	(1.2)	pts	93.0%	92.5%	(0.5)	pts

Net accident year catastrophe losses incurred	$3	$5			$15	$21
Effect on loss & LAE ratio	0.5%	0.7%	0.2	pts	0.7%	1.0%	0.3	pts

Net prior year development and other: (favorable) / unfavorable	$(132)	$(83)			$(151)	$(135)
Effect on loss & LAE ratio	(18.6)%	(11.2)%	7.4	pts	(7.1)%	(6.1)%	1.0	pts

Rate	—%	3%	(3)	pts	1%	3%	(2)	pts
Retention	86%	87%	(1)	pts	86%	87%	(1)	pts
New Business	$67	$87	(23)%		$206	$239	(14)%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$674	$672	—%		$2,241	$2,245	—%
Net written premiums	642	634	1		2,118	2,133	(1)

Net earned premiums	705	721	(2)		2,086	2,188	(5)
Net investment income	82	157			455	549
Other revenues	9	10			27	28
Total operating revenues	796	888	(10)		2,568	2,765	(7)
Insurance claims and policyholders' benefits	428	550			1,394	1,733
Amortization of deferred acquisition costs	118	122			352	371
Other insurance related expenses	128	125			385	376
Other expenses	10	10			23	25
Total claims, benefits and expenses	684	807	15		2,154	2,505	14
Operating income (loss) before income tax	112	81			414	260
Income tax (expense) benefit on operating income (loss)	(37)	(29)			(141)	(85)
Net operating income (loss)	$75	$52	44%		$273	$175	56%

Other Performance Metrics
Underwriting gain (loss)	$31	$(76)	141%		$(45)	$(292)	85%

Loss & LAE ratio	60.6%	75.9%	15.3	pts	66.5%	78.9%	12.4	pts
Acquisition expense ratio	17.6	17.6	—		17.7	17.6	(0.1)
Underwriting expense ratio	17.6	17.0	(0.6)		17.7	16.6	(1.1)
Expense ratio	35.2	34.6	(0.6)		35.4	34.2	(1.2)
Dividend ratio	—	0.2	0.2		0.2	0.3	0.1
Combined ratio	95.8%	110.7%	14.9		102.1%	113.4%	11.3
Combined ratio excluding catastrophes and development	95.6%	98.1%	2.5	pts	97.9%	99.6%	1.7	pts

Net accident year catastrophe losses incurred	$10	$14			$83	$121
Effect on loss & LAE ratio	1.4%	2.0%	0.6	pts	4.0%	5.6%	1.6	pts

Net prior year development and other: (favorable) / unfavorable	$(11)	$76			$(1)	$172
Effect on loss & LAE ratio	(1.2)%	10.6%	11.8	pts	0.2%	8.2%	8.0	pts

Rate	2%	4%	(2)	pts	2%	5%	(3)	pts
Retention	76%	74%	2	pts	77%	72%	5	pts
New Business	$135	$116	16%		$422	$396	7%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$196	$206	(5)%		$717	$786	(9)%
Net written premiums	180	190	(5)		641	698	(8)

Net earned premiums	203	225	(10)		601	697	(14)
Net investment income	13	15			40	46
Other revenues	1	—			—	—
Total operating revenues	217	240	(10)		641	743	(14)
Insurance claims and policyholders' benefits	106	134			336	382
Amortization of deferred acquisition costs	45	52			125	161
Other insurance related expenses	33	37			101	113
Other expenses	9	8			9	20
Total claims, benefits and expenses	193	231	16		571	676	16
Operating income (loss) before income tax	24	9			70	67
Income tax (expense) benefit on operating income (loss)	(15)	(4)			(30)	(26)
Net operating income (loss)	$9	$5	80%		$40	$41	(2)%

Other Performance Metrics
Underwriting gain (loss)	$19	$2	N/M	%	$39	$41	(5)%

Loss & LAE ratio	52.4%	59.7%	7.3	pts	55.9%	54.8%	(1.1)	pts
Acquisition expense ratio	22.8	24.5	1.7		22.0	23.8	1.8
Underwriting expense ratio	15.2	14.8	(0.4)		15.6	15.5	(0.1)
Expense ratio	38.0	39.3	1.3		37.6	39.3	1.7
Dividend ratio	—	—	—		—	—	—
Combined ratio	90.4%	99.0%	8.6		93.5%	94.1%	0.6
Combined ratio excluding catastrophes and development	106.0%	106.3%	0.3	pts	98.7%	99.6%	0.9	pts

Net accident year catastrophe losses incurred	$1	$(2)			$5	$5
Effect on loss & LAE ratio	0.3%	(1.0)%	(1.3)	pts	0.8%	0.7%	(0.1)	pts

Net prior year development and other: (favorable) / unfavorable	$(32)	$(12)			$(30)	$(41)
Effect on loss & LAE ratio	(15.9)%	(6.3)%	9.6	pts	(6.0)%	(6.2)%	(0.2)	pts

Rate	(1)%	(1)%	—	pts	(1)%	(1)%	—	pts
Retention	73%	72%	1	pts	76%	77%	(1)	pts
New Business	$23	$21	10%		$83	$88	(6)%

Life & Group Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2015	2014	Change	2015	2014	Change
Net earned premiums	$137	$139	(1)%	$412	$417	(1)%
Net investment income	182	177		540	521
Other revenues	(1)	(3)		8	10
Total operating revenues	318	313	2	960	948	1
Insurance claims and policyholders' benefits	361	319		1,045	929
Amortization of deferred acquisition costs	6	7		19	22
Other insurance related expenses	35	33		104	96
Other expenses	1	36		10	34
Total claims, benefits and expenses	403	395	(2)	1,178	1,081	(9)
Operating income (loss) before income tax	(85)	(82)		(218)	(133)
Income tax (expense) benefit on operating income (loss)	55	40		147	98
Net operating income (loss)	$(30)	$(42)	29%	$(71)	$(35)	(103)%

Corporate & Other Non-Core - Results of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2015	2014	Change	2015	2014	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	1	5		12	17
Other revenues	2	1		6	6
Total operating revenues	3	6	(50)%	17	22	(23)%
Insurance claims and policyholders' benefits	(3)	(18)		78	(20)
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	—		(2)	(1)
Other expenses	45	53		137	71
Total claims, benefits and expenses	42	35	(20)	213	50	N/M
Operating income (loss) before income tax	(39)	(29)		(196)	(28)
Income tax (expense) benefit on operating income (loss)	16	12		70	11
Net operating income (loss)	$(23)	$(17)	(35)%	$(126)	$(17)	N/M	%

Investment Summary - Consolidated

	September 30, 2015		June 30, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,188	$1,030	$18,127	$1,249	$18,889	$1,660
States, municipalities and political subdivisions:
Tax-exempt	10,203	911	9,837	765	9,802	988
Taxable	3,094	408	3,016	381	2,938	467
Total states, municipalities and political subdivisions	13,297	1,319	12,853	1,146	12,740	1,455
Asset-backed:
RMBS	5,041	191	5,100	160	5,233	205
CMBS	2,251	68	2,251	65	2,144	88
Other ABS	1,016	7	1,055	11	1,235	1
Total asset-backed	8,308	266	8,406	236	8,612	294
U.S. Treasury and obligations of government-sponsored enterprises	29	5	29	5	31	5
Foreign government	344	11	399	12	454	16
Redeemable preferred stock	35	2	35	2	42	3
Total fixed maturity securities	40,201	2,633	39,849	2,650	40,768	3,433
Equities	212	5	216	8	222	12
Limited partnership investments	2,738	—	2,930	—	2,937	—
Other invested assets	45	—	43	—	41	—
Mortgage loans	640	—	622	—	588	—
Short term investments	1,482	—	1,672	—	1,706	(1)
Total investments	$45,318	$2,638	$45,332	$2,658	$46,262	$3,444

Net receivable/(payable) on investment activity	$(92)		$(75)		$(58)

Effective portfolio duration (in years)	6.5		6.6		6.3
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	September 30, 2015		June 30, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,926	$276	$12,796	$400	$13,444	$542
States, municipalities and political subdivisions:
Tax-exempt	2,663	112	2,589	82	2,561	127
Taxable	1,647	156	1,587	142	1,454	169
Total states, municipalities and political subdivisions	4,310	268	4,176	224	4,015	296
Asset-backed:
RMBS	4,921	183	4,974	151	5,101	196
CMBS	2,079	60	2,081	57	1,985	78
Other ABS	931	7	971	11	1,144	2
Total asset-backed	7,931	250	8,026	219	8,230	276
U.S. Treasury and obligations of government-sponsored enterprises	4	—	4	—	7	(1)
Foreign government	344	11	397	12	449	15
Redeemable preferred stock	13	1	13	1	13	2
Total fixed maturity securities	25,528	806	25,412	856	26,158	1,130
Equities	104	2	99	5	87	9
Limited partnership investments	2,738	—	2,930	—	2,937	—
Other invested assets	45	—	43	—	41	—
Mortgage loans	584	—	566	—	531	—
Short term investments	1,390	—	1,561	(1)	1,586	(1)
Total investments	$30,389	$808	$30,611	$860	$31,340	$1,138

Net receivable/(payable) on investment activity	$(41)		$(67)		$4

Effective portfolio duration (in years)	4.4		4.4		4.0
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	September 30, 2015		June 30, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,262	$754	$5,331	$849	$5,445	$1,118
States, municipalities and political subdivisions:
Tax-exempt	7,540	799	7,248	683	7,241	861
Taxable	1,447	252	1,429	239	1,484	298
Total states, municipalities and political subdivisions	8,987	1,051	8,677	922	8,725	1,159
Asset-backed:
RMBS	120	8	126	9	132	9
CMBS	172	8	170	8	159	10
Other ABS	85	—	84	—	91	(1)
Total asset-backed	377	16	380	17	382	18
U.S. Treasury and obligations of government-sponsored enterprises	25	5	25	5	24	6
Foreign government	—	—	2	—	5	1
Redeemable preferred stock	22	1	22	1	29	1
Total fixed maturity securities	14,673	1,827	14,437	1,794	14,610	2,303
Equities	108	3	117	3	135	3
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	56	—	56	—	57	—
Short term investments	92	—	111	1	120	—
Total investments	$14,929	$1,830	$14,721	$1,798	$14,922	$2,306

Net receivable/(payable) on investment activity	$(51)		$(8)		$(62)

Effective portfolio duration (in years)	10.3		10.5		10.5
Weighted average rating of fixed maturity securities	A+		A+		A+

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2015	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$166	$6	$961	$58	$4,992	$501	$10,285	$476	$1,784	$(11)	$18,188	$1,030
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,017	81	5,920	576	3,061	245	113	2	92	7	10,203	911
Taxable	—	—	426	47	2,180	291	488	70	—	—	—	—	3,094	408
Total states, municipalities and political subdivisions	—	—	1,443	128	8,100	867	3,549	315	113	2	92	7	13,297	1,319
Asset-backed:
RMBS	3,621	134	115	1	60	—	176	(1)	107	1	962	56	5,041	191
CMBS	68	1	490	14	455	22	356	14	613	13	269	4	2,251	68
Other ABS	—	—	216	4	36	—	530	1	234	2	—	—	1,016	7
Total asset-backed	3,689	135	821	19	551	22	1,062	14	954	16	1,231	60	8,308	266
U.S. Treasury and obligations of government-sponsored enterprises	29	5	—	—	—	—	—	—	—	—	—	—	29	5
Foreign government	—	—	101	4	97	1	146	6	—	—	—	—	344	11
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	24	1	35	2
Total fixed maturity securities	$3,718	$140	$2,531	$157	$9,709	$948	$9,749	$836	$11,363	$495	$3,131	$57	$40,201	$2,633

Percentage of total fixed maturity securities	9%		6%		24%		25%		28%		8%		100%

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$346	$352	$1,040	$1,054
Tax-exempt fixed maturities	103	101	304	302
Total fixed maturity securities	449	453	1,344	1,356
Limited partnership investments	(93)	29	69	199
Other, net of investment expense	(2)	(2)	(1)	1
Pretax net investment income	$354	$480	$1,412	$1,556

After-tax fixed maturity securities	$326	$327	$968	$976
After-tax net investment income	265	346	1,015	1,108

Effective income yield for the fixed maturity securities portfolio, pretax	4.8%	4.8%	4.8%	4.9%
Effective income yield for the fixed maturity securities portfolio, after tax	3.5	3.5	3.5	3.5

	Property & Casualty and Corporate & Other Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$242	$252	$733	$748
Tax-exempt fixed maturities	23	23	66	84
Total fixed maturity securities	265	275	799	832
Limited partnership investments	(93)	29	69	199
Other, net of investment expense	—	(1)	4	4
Pretax net investment income	$172	$303	$872	$1,035

After-tax fixed maturity securities	$180	$188	$542	$570
After-tax net investment income	119	207	590	702

Effective income yield for the fixed maturity securities portfolio, pretax	4.3%	4.3%	4.3%	4.4%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9	3.0	2.9	3.0

	Life & Group Non-Core
Periods ended September 30	Three Months		Nine Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$104	$100	$307	$306
Tax-exempt fixed maturities	80	78	238	218
Total fixed maturity securities	184	178	545	524
Limited partnership investments	—	—	—	—
Other, net of investment expense	(2)	(1)	(5)	(3)
Pretax net investment income	$182	$177	$540	$521

After-tax fixed maturity securities	$146	$139	$426	$406
After-tax net investment income	146	139	425	406

Effective income yield for the fixed maturity securities portfolio, pretax	5.8%	5.9%	5.8%	5.9%
Effective income yield for the fixed maturity securities portfolio, after tax	4.6	4.6	4.5	4.6

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,365	$9,391	$1,401	$17,157	$3,248	$2,788	$23,193
Ceded	687	635	154	1,476	324	2,484	4,284
Net	5,678	8,756	1,247	15,681	2,924	304	18,909

Net incurred claim & claim adjustment expenses	307	428	107	842	245	1	1,088
Net claim & claim adjustment expense payments	(397)	(535)	(104)	(1,036)	(189)	(5)	(1,230)
Foreign currency translation adjustment and other	—	—	(36)	(36)	(4)	(2)	(42)

Claim & claim adjustment expense reserves, end of period
Net	5,588	8,649	1,214	15,451	2,976	298	18,725
Ceded	611	634	151	1,396	310	2,436	4,142
Gross	$6,199	$9,283	$1,365	$16,847	$3,286	$2,734	$22,867

Nine months ended September 30, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,229	$9,514	$1,441	$17,184	$3,183	$2,904	$23,271
Ceded	574	661	180	1,415	340	2,589	4,344
Net	5,655	8,853	1,261	15,769	2,843	315	18,927

Net incurred claim & claim adjustment expenses	1,152	1,389	336	2,877	710	3	3,590
Net claim & claim adjustment expense payments	(1,219)	(1,593)	(293)	(3,105)	(550)	(17)	(3,672)
Foreign currency translation adjustment and other	—	—	(90)	(90)	(27)	(3)	(120)

Claim & claim adjustment expense reserves, end of period
Net	5,588	8,649	1,214	15,451	2,976	298	18,725
Ceded	611	634	151	1,396	310	2,436	4,142
Gross	$6,199	$9,283	$1,365	$16,847	$3,286	$2,734	$22,867

Life & Group Non-Core Policyholder Reserves

September 30, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,251	$8,116	$10,367
Structured settlement annuities	586	—	586
Other	21	—	21
Total	2,858	8,116	10,974
Shadow adjustments (1)	118	1,196	1,314
Ceded reserves	310	208	518
Total gross reserves	$3,286	$9,520	$12,806

December 31, 2014
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,064	$7,782	$9,846
Structured settlement annuities	606	—	606
Other	28	1	29
Total	2,698	7,783	10,481
Shadow adjustments (1)	145	1,522	1,667
Ceded reserves	340	185	525
Total gross reserves	$3,183	$9,490	$12,673
(1) The Shadow adjustments presented above do not include $294 million and $314 million related to Deferred acquisition costs as of September 30, 2015 and December 31, 2014.

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note P to the Condensed Consolidated Financial Statements within the December 31, 2014 Form 10-K for further discussion of this measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the expiring premium dollars renewed in comparison to the renewal premium dollars available to renew.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful